June 7,2016 Q2 FY16 Financial Results Exhibit 99.2

Forward-looking statements Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Verifone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward- looking statements, please refer to Verifone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10- Q. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise Non-Gaap Financial Measures With respect to any non-GAAP financial measures presented in the information, reconciliations of non- GAAP to GAAP financial measures may be found in Verifone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses non- GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non- GAAP financial measures help it to evaluate Verifone’s performance and to compare Verifone’s current results with those for prior periods as well as with the results of peer companies. These non- GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP 2

Q2 FY16 Business Update Paul Galant, CEO Q2 FY16 Financial Update Marc Rothman, CFO Q & A 3

Challenging Market Conditions While we exceeded our revenue expectations for Q2 16, the challenging market dynamics had an impact on our Q2 16 results leading to mitigating actions and guidance revision for Q3 16 and full year FY16 4

Strategic review of our product lines & operating expense levels Restructuring businesses that are less core to our strategy Headcount reduction expected to result in savings beginning in Q4 16 and approximately $30m in 2017 Mitigating Actions 5

$532m 9% Growth YoY 10% Organic Constant Currency Growth Significant growth in the attach rates of our Services in US multilane business Record revenue quarter in our North America Petrol business Market share gains in several important markets, including France Announced two next generation products: Verifone Carbon & Commerce Platform Record Revenues* 6 * Non-GAAP

47c Earnings per share* 7% Growth YoY Competitive pricing pressure and sliding economic conditions in some Latin American and Asia emerging markets EMV bottleneck impact: 1. Verifone deploying more resources 2. Beginning to take a temporary toll on sales and deployment of devices and attached services Media sales were significantly slower in Q2 16 We continue to invest 10% of our revenue on R&D to support our clients and next generation products and services 7 * Non-GAAP

Verifone Carbon Powerful and beautifully designed integrated point of sale to move beyond payment processing, projected to be in the hands of client by end of 2016 Verifone Engage Series By the latter half of 2016, we will begin to deliver Engage series into key markets Verifone eSeries e355 is certified in 4 of our Top 25 markets. Recently introduced new low-cost mPOS solutions in several European markets. New low cost mPOS in Latin America before the end of the year Systems 8

Services 9 Device services Payment and Security services Commerce services Omni-commerce services Leasing Estate management Repair and field services Call centre support Gateways Secure Commerce Architecture Encryption and Tokenization Professional services App Marketplace – Pay with Points, 3rd party apps Value Added Services – Card linked offers, Targeted advertising Connecting physical, mobile and e-commerce sales channels touching both payments and commerce

Non-GAAP Financial Results Q2 16 $ in million, except EPS Q2 15 Q1 16 Q2 16 % SEQ % YoY Net Revenues 490 514 532 4% 9% Gross Margin 210 220 226 3% 8% % of Revenue 42.8% 42.8% 42.4% (0.4)pts (0.4)pts Operating Income 69 72 72 0% 4% % of Revenue 14.1% 14.1% 13.6% (0.5)pts (0.5)pts Net Income* 51 54 52 (4)% 2% EPS 0.44 0.48 0.47 (2)% 7% Operating Cash Flow* 56 63 51 (19)% (9)% Free Cash Flow* 27 33 23 (29)% (14)% * Net Income = Net Income attributable to VeriFone Systems, Inc. stockholders * Operating Cash Flow = GAAP net cash provided by operating activities * Reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 10

Non-GAAP Revenue & Gross Margin* Business Units $ in million Q2 15 Q1 16 Q2 16 Systems 324 338 342 Services 166 176 190 Total Net Revenue 490 514 532 Services, % of Net Revenue 34% 34% 36% As a % of Revenue Q2 15 Q1 16 Q2 16 Systems 43.1% 43.4% 42.3% Services 42.1% 41.8% 42.7% Gross Margin % 42.8% 42.8% 42.4% * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 11

$46m 9% Non-GAAP Operating Expenses* $50m 10% $52m 10% $51m 11% $52m 10% $54m 10% $43m 9% $46m 9% $48m 9% $140m 28.6% $148m 28.8% $154m 28.9% R&D Sales & Marketing General Administrative Q2 15 Q1 16 Q2 16 * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 12

Non-GAAP Revenue* Geography $ in million Q216 Q215 Q116 Q216 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America % of Revenue 193 39% 236 46% 215 41% (9)% 12% 8% 8% Latin America % of Revenue 68 14% 55 11% 70 13% 27% 3% 3% 26% EMEA % of Revenue 180 37% 170 33% 197 37% 16% 10% 3% 6% Asia % of Revenue 50 10% 53 10% 50 9% (5)% 1% 1% 8% TOTAL 490 514 532 4% 9% 4% 10% * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 13

Cash & Debt* 230 264 250 241 234 242 209 186 157 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 940 924 883 863 843 814 799 933 955 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 710 660 633 622 609 572 590 747 798 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Total Cash, $ in million Gross Debt, $ in million Net Debt, $ in million Debt Statistics As of April 30, 2016 Short Term Long Term Outstanding $55m $899m $955m Credit Ratings S&P Moody’s BB Ba2 * Debt issuance costs are reflected as a reduction of gross debt due to newly issued accounting principles 14

Balance Sheet & Working Capital Metrics $ in million Q215 Q116 Q216 $ Days $ Days $ Days Accounts Receivables, net 328 60 356 62 397 67 Inventories 129 43 137 41 155 43 Accounts Payable 171 55 185 57 217 64 Cash Conversion Cycle 48 46 46 Accounts Receivable Days is calculated as Accounts Receivable, net divided by Non-GAAP Total Net Revenues multiplied by 90 days Inventory Days is calculated as Average Inventory divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days Accounts Payable Days is calculated as Accounts Payable divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 15

Cash Flow* 57 59 52 41 56 71 81 63 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 51 36 38 29 22 27 42 52 33 23 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Operating cash flow, $ in million Free cash flow, $ in million $51m Operating cash flow $23m Free cash flow $28m CapEx * Operating Cash Flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 16

Guidance* Non-GAAP Net Revenues Non-GAAP EPS Non-GAAP Effective Tax Rate Non-GAAP Fully Diluted Shares Non-GAAP Operating Margin Free Cash Flow Capital expenditure $515m 40c 14.5% ~111m 12.2% $2.1b $1.85 14.5% ~111m 13.6% $110m - $120m $105m Q3 16 Full Year FY16 * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section ▷ Organic growth of 1% on a reported basis ▷ Organic growth of 5% on constant currency basis ▷ Total growth of 9% on a constant currency basis, including acquisitions 17

Q & A 18

Appendix 19

Reconciliation of GAAP to Non-GAAP Key Metrics Q216 (In millions, except per share data and percentages) Note Net revenues Gross margin Gross margin percentage Operating income Income tax provision Net income attributable to VeriFone Systems, Inc. stockholders Three Months Ended April 30, 2016 GAAP $ 526.3 $ 210.4 40.0% $ 19.8 $ 3.1 $ 2.9 Adjustments: Amortization of step-down deferred services net revenues and associated costs of goods sold at acquisition A 6.1 4.4 4.4 — 4.4 Amortization of purchased intangible assets D — 3.8 25.8 — 25.8 Other merger and acquisition related expenses D — — 1.6 — 2.9 Stock based compensation E — 0.8 11.6 — 11.6 Restructuring charges F — — 0.6 — 0.6 Other charges and income F — 6.6 8.4 — 9.5 Income tax effect of non-GAAP exclusions G — — — 5.8 (5.8) Non-GAAP $ 532.4 $ 226.0 42.4% $ 72.2 $ 8.9 $ 51.9 Weighted average number of shares used in computing net income per share: Net income per share attributable to VeriFone Systems, Inc. stockholders (1) Basic Diluted Basic Diluted GAAP 110.3 111.3 $ 0.03 $ 0.03 Non-GAAP 110.3 111.3 $ 0.47 $ 0.47 (1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. 20

Reconciliation of GAAP to Non-GAAP Key Metrics Q116 (In millions, except per share data and percentages) Note Net revenues Gross margin Gross margin percentage Operating income Income tax provision Net income attributable to VeriFone Systems, Inc. stockholders Three Months Ended January 31, 2016 GAAP $ 513.5 $ 215.3 41.9% $ 36.2 $ 2.0 $ 23.5 Adjustments: Amortization of step-down in deferred services net revenues at acquisition A 0.1 0.1 0.1 — 0.1 Amortization of purchased intangible assets D — 3.9 23.5 — 23.5 Other merger and acquisition related expenses D — — 2.0 — 0.9 Stock based compensation E — 0.8 10.5 — 10.5 Restructuring charges F — (0.1) (0.1) — (0.1) Other charges and income F — — — — 2.5 Income tax effect of non-GAAP exclusions G — — — 7.2 (7.2) Non-GAAP $ 513.6 $ 220.0 42.8% $ 72.2 $ 9.2 $ 53.7 Weighted average number of shares used in computing net income per share: Net income per share attributable to VeriFone Systems, Inc. stockholders (1) Basic Diluted Basic Diluted GAAP 111.3 112.4 $ 0.21 $ 0.21 Non-GAAP 111.3 112.4 $ 0.48 $ 0.48 (1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. 21

Reconciliation of GAAP to Non-GAAP Key Metrics Q215 (In millions, except per share data and percentages) Note Net revenues Gross margin Gross margin percentage Operating income Income tax provision (benefit) Net income attributable to VeriFone Systems, Inc. stockholders Three Months Ended April 30, 2015 GAAP $ 490.1 $ 203.9 41.6% $ 29.7 $ 1.4 $ 17.6 Adjustments: Amortization of step-down in deferred services net revenues at acquisition A 0.2 0.2 0.2 — 0.2 Amortization of purchased intangible assets D — 4.6 25.2 — 25.2 Other merger and acquisition related expenses D — 0.4 0.5 — 1.5 Stock based compensation E — 0.4 8.9 — 8.9 Restructuring charges F — — 0.2 — 0.2 Other charges and income F — 0.2 4.6 — 4.6 Income tax effect of non-GAAP exclusions G — — — 7.3 (7.3) Non-GAAP $ 490.3 $ 209.7 42.8% $ 69.3 $ 8.7 $ 50.9 Weighted average number of shares used in computing net income per share: Net income per share attributable to VeriFone Systems, Inc. stockholders (1) Basic Diluted Basic Diluted GAAP 113.9 115.9 $ 0.15 $ 0.15 Non-GAAP 113.9 115.9 $ 0.45 $ 0.44 (1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. 22

23

Reconciliation of GAAP to Non-GAAP Gross Margin

(In millions, except percentages)	Note	Systems net revenues	Services net revenues	Total net revenues	Total cost of net revenues	Systems gross margin	Services gross margin	Total gross margin
Three Months Ended April 30, 2016								
GAAP		**$ 342.5**	**$ 183.8**	**$ 526.3**	**$ 315.9**	**$ 142.0**	**$ 68.4**	**$ 210.4**
Amortization of step-down deferred services net revenues and associated costs of goods sold at acquisition	A	—	6.1	6.1	1.7	—	4.4	4.4
Merger, acquisition and restructure related	D,F	—	—	—	(3.8)	2.2	1.6	3.8
Stock based compensation	E	—	—	—	(0.8)	0.5	0.3	0.8
Other charges and income	F	—	—	—	(6.6)	0.3	6.3	6.6
Non-GAAP		$ 342.5	$ 189.9	$ 532.4	$ 306.4	$ 145.0	$ 81.0	$ 226.0
Percentage of Non-GAAP net revenues		64.3%	35.7%		57.6%	42.3%	42.7%	42.4%
Three Months Ended January 31, 2016								
GAAP		**$ 337.6**	**$ 175.9**	**$ 513.5**	**$ 298.2**	**$ 142.8**	**$ 72.5**	**$ 215.3**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.1	0.1	—	—	0.1	0.1
Merger, acquisition and restructure related	D,F	—	—	—	(3.9)	3.1	0.7	3.8
Stock based compensation	E	—	—	—	(0.8)	0.5	0.3	0.8
Other charges and income	F	—	—	—	—	—	—	—
Non-GAAP		$ 337.6	$ 176.0	$ 513.6	$ 293.5	$ 146.4	$ 73.6	$ 220.0
Percentage of Non-GAAP net revenues		65.7%	34.3%		57.1%	43.4%	41.8%	42.8%
Three Months Ended April 30, 2015								
GAAP		**$ 324.3**	**$ 165.8**	**$ 490.1**	**$ 286.2**	**$ 135.3**	**$ 68.6**	**$ 203.9**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.2	0.2	—	—	0.2	0.2
Merger, acquisition and restructure related	D,F	—	—	—	(5.0)	4.2	0.8	5.0
Stock based compensation	E	—	—	—	(0.4)	0.3	0.1	0.4
Other charges and income	F	—	—	—	(0.2)	—	0.2	0.2
Non-GAAP		$ 324.3	$ 166.0	$ 490.3	$ 280.6	$ 139.8	$ 69.9	$ 209.7
Percentage of Non-GAAP net revenues		66.1%	33.9%		57.2%	43.1%	42.1%	42.8%

Reconciliation of GAAP to Non-GAAP Operating Expenses (In millions, except percentages) Note Research and development Sales and marketing General and administrative Total Three Months Ended April 30, 2016 GAAP $ 54.7 $ 59.0 $ 54.9 $ 168.6 Merger, acquisition and restructure related D,F (0.6) — (1.6) (2.2) Stock based compensation E (1.9) (3.8) (5.0) (10.7) Other charges and income F (0.3) (0.8) (0.8) (1.9) Non-GAAP $ 51.9 $ 54.4 $ 47.5 $ 153.8 As a percentage of total Non-GAAP net revenues 10% 10% 9% 29 % Three Months Ended January 31, 2016 GAAP $ 51.7 $ 55.0 $ 52.8 $ 159.5 Merger, acquisition and restructure related D,F (0.1) 0.5 (2.4) (2.0) Stock based compensation E (1.9) (3.3) (4.5) (9.7) Other charges and income F — — — — Non-GAAP $ 49.7 $ 52.2 $ 45.9 $ 147.8 As a percentage of total Non-GAAP net revenues 10% 10% 9% 29 % Three Months Ended April 30, 2015 GAAP $ 47.6 $ 55.3 $ 49.5 $ 152.4 Merger, acquisition and restructure related D,F — (0.1) (0.2) (0.3) Stock based compensation E (1.2) (3.5) (3.8) (8.5) Other charges and income F (0.1) (0.3) (2.9) (3.3) Non-GAAP $ 46.3 $ 51.4 $ 42.6 $ 140.3 As a percentage of total Non-GAAP net revenues 9% 10% 9% 29% 24

Reconciliation of GAAP to Non-GAAP Net Revenues $ in millions GAAP net revenues Amortization of step-down in deferred revenue at acquisition Non-GAAP net revenues Net revenues from businesses acquired in the past 12 months Non-GAAP organic net revenues Constant currency adjustment Non-GAAP net revenues at constant currency Note (A) (A) (B) (B) (C) (C) Three Months Ended April 30, 2016 North America $ 209.3 $ 6.1 $ 215.4 $ (7.7) $ 207.7 $ 0.2 $ 207.9 Latin America 69.8 — 69.8 — 69.8 16.3 86.1 EMEA 197.0 — 197.0 (12.7) 184.3 6.2 190.5 Asia-Pacific 50.2 — 50.2 — 50.2 3.5 53.7 Total $ 526.3 $ 6.1 $ 532.4 $ (20.4) $ 512.0 $ 26.2 $ 538.2 Total with acquisitions $ 526.3 $ 6.1 $ 532.4 n/a n/a $ 26.3 $ 558.7 Three Months Ended January 31, 2016 North America $ 235.7 $ — $ 235.7 $ (0.9) $ 234.8 Latin America 54.8 — 54.8 — 54.8 EMEA 170.3 0.1 170.4 (4.3) 166.1 Asia-Pacific 52.7 — 52.7 — 52.7 Total $ 513.5 $ 0.1 $ 513.6 $ (5.2) $ 508.4 Three Months Ended April 30, 2015 North America $ 193.0 $ — $ 193.0 $ — $ 193.0 Latin America 68.1 — 68.1 — 68.1 EMEA 179.4 0.2 179.6 (0.2) 179.4 Asia-Pacific 49.6 — 49.6 — 49.6 Total $ 490.1 $ 0.2 $ 490.3 $ (0.2) $ 490.1 25

Reconciliation of operating cash flow to free cash flow Three Months Ended $ in millions Note April 30, 2016 January 31, 2016 October 31, 2015 July 31, 2015 Free Cash Flow GAAP net cash provided by operating activities H $ 50.9 $ 63.2 $ 80.5 $ 71.4 Less: GAAP capital expenditures H (27.8) (30.6) (28.0) (29.6) Free cash flow H $ 23.1 $ 32.6 $ 52.5 $ 41.8 Three Months Ended April 30, 2015 January 31, 2015 October 31, 2014 July 31, 2014 Free Cash Flow GAAP net cash provided by operating activities H $ 56.3 $ 41.1 $ 51.6 $ 58.9 Less: GAAP capital expenditures H (29.3) (19.6) (22.2) (20.9) Free cash flow H $ 27.0 $ 21.5 $ 29.4 $ 38.0 Three Months Ended April 30, 2014 January 31, 2014 October 31, 2013 July 31, 2013 Free Cash Flow GAAP net cash provided by operating activities H $ 56.5 $ 31.9 $ 54.9 $ 49.0 Less: GAAP capital expenditures H (21.0) (20.9) (17.2) (18.1) Free cash flow H $ 35.5 $ 11.0 $ 37.7 $ 30.9 26

Explanatory Notes to reconciliations of GAAP to non-GAAP items Note A: Non-GAAP net revenues, costs of goods sold and gross margin. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Non-GAAP costs of goods sold exclude the costs of goods associated with the fair value decrease (step-down) in deferred revenue at acquisition. Although the step-down of deferred revenue fair value at acquisition and associated costs of goods sold are reflected in our GAAP financial statements, they result in net revenues and gross margins immediately post-acquisition that are lower than net revenues and gross margins that would be recognized in accordance with GAAP on those same services if they were sold under contracts entered into post-acquisition. We adjust the step- down to achieve comparability to net revenues and gross margins of the acquired entity earned pre-acquisition and to our GAAP net revenues and gross margins to be earned on contracts sold in future periods. These non-GAAP net revenues, costs of goods sold and gross margin amounts are not intended to be a substitute for our GAAP disclosures of net revenues, costs of goods sold and gross margin, and should be read together with our GAAP disclosures Note B: Non-GAAP organic net revenues. "Non-GAAP organic net revenues" is a non-GAAP financial measure of net revenues excluding "net revenues from businesses acquired in the past 12 months" (as defined below). Verifone determines non-GAAP organic net revenues by deducting net revenues from businesses acquired in the past 12 months from non-GAAP net revenues. This non-GAAP measure is used to evaluate Verifone net revenues without the impact of net revenues from acquired businesses, as Verifone analyzes performance both with and without the impact of our recent acquisitions Net revenues from businesses acquired in the past 12 months consists of net revenues derived from the sales channels of acquired resellers and distributors, and net revenues from Systems and Services attributable to businesses acquired in the 12 months preceding the respective financial quarter(s). For acquisitions of small businesses that are integrated within a relatively short time after the close of the acquisition, we assume quarterly net revenues attributable to such acquired businesses during the 12 months following acquisition remain at the same level as in the first full quarter after the acquisition closed. During periods prior to our acquisition of former customers, net revenues from businesses acquired in the past 12 months consists of sales by Verifone to that former customer for that period Note C: Non-GAAP net revenues at constant currency. Verifone determines non-GAAP net revenues at constant currency by recomputing non-GAAP net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Verifone uses this non- GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations Note D: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of merger and acquisitions. Acquisition related adjustments include the amortization of intangible assets, fixed asset fair value adjustments, contingent consideration adjustments, incremental costs associated with acquisitions, acquisition integration expenses and changes in estimate on contingencies that existed at the time of acquisition Note E: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation Note F: Other Charges and Income (Loss). Verifone excludes certain expenses, other income (expense) and losses that are the result of unique or unplanned events, such as certain costs incurred in connection with senior executive management changes, certain personnel and outside professional service fees incurred on initiatives to transform, streamline and centralize our global operations, restructure costs, impairment charges and losses related to certain exit activities initiated as part of our strategic review of under-performing businesses and global transformation initiatives, foreign exchange losses related to obligations denominated in currencies of highly inflationary economies, and costs associated with litigation and other loss contingencies, penalties and settlements Note G: Income Tax Effect of Non-GAAP exclusions. Income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our medium to long term estimate of cash taxes on a non-GAAP basis. Under GAAP our Income tax provision as a percentage of Income before income taxes was 48.0% for the fiscal quarter ended April 30, 2016, 7.8% for the fiscal quarter ended January 31, 2016, and 7.6% for the fiscal quarter ended April 30, 2015. For non-GAAP purposes, we used a 14.5% rate for all periods presented Note H: Free Cash Flow. Verifone determines free cash flow as net cash provided by operating activities less capital expenditures 27